SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                FORM 8-K/A-1

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  January 24, 2007

                          CYGNI INVESTMENTS, INC.
             (Exact Name of Registrant as Specified in Charter)


          NEVADA                    000-31165                88-0442584
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)          Identification No.)


3857 Birch Street, #606, Newport Beach, CA                          92660
 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (949) 644-0095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Exhibits

     The following exhibit is included as part of this report:

          16.1  Letter of Chisholm, Bierwolf & Nilson LLP dated January 29, 2007

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cygni Investments, Inc.

Date:  January 31, 2007                 By /s/ Carl Suter
                                           Carl Suter, President




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